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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                _________________

                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JUNE 17, 2004



                                _________________


                             MEADE INSTRUMENTS CORP.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


           DELAWARE                         0-22183              95-2988062
(STATE OR OTHER JURISDICTION OF     (COMMISSION FILE NUMBER)   (IRS EMPLOYER
        INCORPORATION)                                       IDENTIFICATION NO.)

      6001 OAK CANYON, IRVINE, CA                                  92618
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                         (ZIP CODE)


                           (949) 451-1450 REGISTRANT'S
                      TELEPHONE NUMBER, INCLUDING AREA CODE


                                 6001 OAK CANYON
                                IRVINE, CA 92618
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
                                _________________



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ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On June 17, 2004, Meade Instruments Corp. issued a press release announcing its operating results for the quarterly period ended May 31, 2004. A copy of the press release is furnished as Exhibit 99.1 to this report.

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                                   SIGNATURES

         PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

DATED:  JUNE 17, 2004                  MEADE INSTRUMENTS CORP.






                                                 /S/ MARK D. PETERSON
                                       -----------------------------------------
                                                   MARK D. PETERSON
                                       SENIOR VICE PRESIDENT AND GENERAL COUNSEL


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                                INDEX OF EXHIBITS


Number     Exhibit
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99.1       Press release, dated June 17, 2004, issued by Meade Instruments Corp.


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